Plant and equipment, net and allowance on guarantee	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment, Net [Abstract]
Plant and equipment, net and allowance on guarantee
Note 10 –Plant and equipment, net and allowance on guarantee

Plant and equipment consisted of the following as of December 31, 2018 and 2017:

	December 31,
	2018	2017

Leasehold land and buildings*	$57,320	$499
Construction in progress	2,442	-
Machinery and equipment	7	2
Vehicles and office equipment	22	23
Total	59,791	524
Impairment	(385)	-
Less: accumulated depreciation	(1,087)	(13)
Plant and equipment, net	$58,319	$511

*	Including leasehold land and buildings with a carrying value of $52.1 million as of December 31, 2018 which are pledged against the banking facilities of HK$215.32 million ($27.61 million) of a company beneficially owned by Luk Lai Ching Kimmy (see Note 9(d) and (e) above). The financial guarantee in the form of property pledge of $974 as of December 31, 2018 was measured at fair value on the basis of estimation of the probability that the borrower would be unable to either repay the loan or fulfil the loan contract terms (the default risk) and the amount that would be recovered at events of default (the recovery rate).

Construction in progress represented equipment pending installation.

Depreciation expense from continuing operations was
$1,074, $2 and $3 for the years ended December 31, 2018, 2017 and 2016, respectively.  No depreciation expense from discontinued operations was incurred for the years ended December 31, 2018, 2017 and 2016, respectively.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2018, 2017 and 2016, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses from continuing operations of approximately
$0.4
million, $nil and $nil million, respectively. There were no impairment losses of property, plant and equipment from discontinued operations for the years ended December 31, 2018, 2017 and 2016.